SUNAMERICA SERIES TRUST
Supplement to the Prospectus Dated May 2, 2011
Blue Chip Growth Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio manager is deleted in its entirety and replaced with the following:

	Portfolio Manager of
Name	the Portfolio Since	Title
Janet Walsh	2011	Senior Vice President and Portfolio Manager
In the Management section under Information about the Investment Adviser’s Management of Certain Portfolios, the portfolio manager information for the Portfolio is deleted in its entirety and replaced with the following:
The Blue Chip Growth Portfolio is managed by Janet Walsh. Ms. Walsh joined SAAMCo in September 2011 as Senior Vice President and Portfolio Manager and co-heads the SAAMCo Large Cap Equity Team. Ms. Walsh has over 15 years of investment experience with extensive expertise in the technology and telecom sectors. Prior to joining SAAMCo, she was a portfolio manager and Global Technology Sector Head at AllianceBernstein L.P.
All changes reflected herein are effective immediately.
Date: October 11, 2011
Versions:     Class 1 Version B; Combined Version 1; and Combined Master

SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
dated May 2, 2011 (as supplemented June 30, 2011)
Under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to SAAMCo, all reference to John Massey is deleted and the chart is supplemented with the following:

Other Accounts
(As of January 31, 2011)*
		Registered Investment		Pooled Investment
		Companies		Vehicles		Other Accounts
Advisers/		No. of	Assets	No. of	Total Assets	No. of	Total Assets
Subadviser	Portfolio Managers	Accounts	(in $ millions)	Accounts	(in $millions)	Accounts	(in $millions)
SAAMCo	Walsh, Janet	3	$533	—	—	—	—

*	Information provided with respect to Ms. Walsh is as of September 30, 2011.
Date: October 11, 2011